                                                                    EXHIBIT 10.3

                              RAMP NETWORKS, INC.
                           1999 STOCK INCENTIVE PLAN


          1.  Purposes of the Plan.  The purposes of this 1999 Stock Incentive
              --------------------
Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or nonstatutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder.

          2.  Definitions.  As used herein, the following definitions shall
              -----------
apply:
               (a) "Administrator" means the Board or any of its Committees
                    -------------
appointed pursuant to Section 4 of the Plan.

               (b) "Affiliate" means an entity other than a Subsidiary (as
                    ---------
defined below) in which the Company owns a significant interest, directly or indirectly, as determined in the discretion of the Committee, or which, together with the Company, is under common control of a third person or entity.

               (c) "Applicable Laws" means the legal requirements relating to
                    ---------------
the administration of stock option and restricted stock purchase plans under applicable U.S. state corporate laws, U.S. federal and applicable state securities laws, the Code, any Stock Exchange rules or regulations and the applicable laws of any other country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan, as such laws, rules, regulations and requirements shall be in place from time to time; provided, however, that to the extent permitted under such laws, rules, regulations and requirements, the rights of any participant under the Plan shall be determined in accordance with the law of the State of California, without giving effect to principles of conflict of law.

               (d) "Board" means the Board of Directors of the Company.
                    -----

               (e) "Change of Control" means a sale of all or substantially all
                    -----------------
of the Company's assets, or any merger or consolidation of the Company with or into another corporation other than a merger or consolidation in which the holders of more than 50% of the shares of capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by the voting securities remaining outstanding or by their being converted into voting securities of the surviving entity) more than 50% of the total voting power represented by the voting securities of the Company, or such surviving entity, outstanding immediately after such transaction.

               (f) "Code" means the Internal Revenue Code of 1986, as amended.
                    ----

               (g) "Committee" means one or more committees or subcommittees of
                    ---------
the Board appointed by the Board to administer the Plan in accordance with
Section 4 below.

               (h) "Common Stock" means the Common Stock of the Company.
                    ------------

               (i) "Company" means Ramp Networks, Inc., a California
                    -------
corporation.

               (j) "Consultant" means any person, including an advisor, who
                    ----------
renders services to the Company or any Parent, Subsidiary or Affiliate and is compensated for such services, and any Director of the Company whether compensated for such services or not.

               (k) "Continuous Service" means the absence of any interruption or
                    ------------------
termination of service as an Employee or Consultant to the Company or a Parent, Subsidiary or Affiliate. Continuous Service shall not be considered interrupted in the case of (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) transfers between locations of the Company or between the Company, its Parent(s), Subsidiaries, Affiliates or their respective successors. Unless otherwise determined by the Administrator or the Company, a change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute a termination of Continuous Service Status.

               (l) "Corporate Transaction" means a sale of all or substantially
                    ---------------------
all of the Company's assets, or a merger, consolidation or other capital reorganization of the Company with or into another corporation.

               (m) "Director" means a member of the Board.
                    --------

               (n) "Employee" means any person (including, if appropriate, any
                    --------
Named Executive, Officer or Director) employed by the Company or any Parent, Subsidiary or Affiliate of the Company. The payment by the Company of a director's fee to a Director shall not be sufficient to constitute "employment" of such Director by the Company.

               (o) "Exchange Act" means the Securities Exchange Act of 1934, as
                    ------------
amended.

               (p) "Fair Market Value" means, as of any date, the value of
                    -----------------
Common Stock determined as follows:

                    (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market Value shall be the closing sales
            ------
price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange on the date of determination (or if no trading or bids occurred on the date of determination, on the last trading day prior to the date of determination), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                    (ii) If the Common Stock is quoted on the Nasdaq System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for the date of determination (or if no bids occurred on the date of determination, on the last trading day prior to the date of determination); or

                    (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

               (q) "Incentive Stock Option" means an Option intended to qualify
                    ----------------------
as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Option Agreement.

               (r) "Listed Security" means any security of the Company that is
                    ---------------
listed or approved for listing on a national securities exchange or designated or approved for designation as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

               (s) "Named Executive" means any individual who, on the last day
                    ---------------
of the Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four most highly compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

               (t) "Nonstatutory Stock Option" means an Option not intended to
                    -------------------------
qualify as an Incentive Stock Option, as designated in the applicable Option Agreement.

               (u) "Officer" means a person who is an officer of the Company
                    -------
within the meaning of Section 16(a) of the Exchange Act and the rules and regulations promulgated thereunder.

               (v) "Option" means a stock option granted pursuant to the Plan.
                    ------

               (w) "Option Agreement" means a written document, the form(s) of
                    ----------------
which shall be approved from time to time by the Administrator, reflecting the terms of an Option granted under the Plan and includes any documents attached to or incorporated into such Option Agreement, including, but not limited to, a notice of stock option grant and a form of exercise notice.

               (x) "Option Exchange Program" means a program approved by the
                    -----------------------
Administrator whereby outstanding Options are exchanged for Options with a lower exercise price.

               (y) "Optioned Stock" means the Common Stock subject to an Option.
                    --------------

               (z) "Optionee" means an Employee or Consultant who receives an
                    --------
Option.

               (aa) "Parent" means a "parent corporation," whether now or
                     ------
hereafter existing, as defined in Section 424(e) of the Code.

               (bb) "Participant" means any holder of one or more Options or
                     -----------
Stock Purchase Rights, or the Shares issuable or issued upon exercise of such awards, under the Plan.

               (cc) "Plan" means this 1999 Stock Incentive Plan.
                     ----

               (dd) "Reporting Person" means an Officer, Director or greater
                     ----------------
than 10% shareholder of the Company within the meaning of Rule 16a-2 of the Exchange Act, who is required to file reports pursuant to Rule 16a-3 of the Exchange Act.

               (ee) "Restricted Stock" means shares of Common Stock acquired
                     ----------------
pursuant to a grant of a Stock Purchase Right under Section 11 below.

               (ff) "Restricted Stock Purchase Agreement" means a written
                     -----------------------------------
document, the form(s) of which shall be approved from time to time by the Administrator, reflecting the terms of a Stock Purchase Right granted under the Plan and includes any documents attached to such agreement.

               (gg) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange
                     ----------
Act, as amended from time to time, or any successor provision.

               (hh) "Share" means a share of the Common Stock, as adjusted in
                     -----
accordance with Section 15 of the Plan.

               (ii) "Stock Exchange" means any stock exchange or consolidated
                     --------------
stock price reporting system on which prices for the Common Stock are quoted at any given time.

               (jj) "Stock Purchase Right" means the right to purchase Common
                     --------------------
Stock pursuant to Section 11 below.

               (kk) "Subsidiary" means a "subsidiary corporation," whether now
                     ----------
or hereafter existing, as defined in Section 424(f) of the Code.

               (ll) "Ten Percent Holder" means a person who owns stock
                     ------------------
representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary.

          3.  Stock Subject to the Plan.  Subject to the provisions of Section
              -------------------------
15 of the Plan, the maximum aggregate number of shares that may be sold under the Plan is 4,000,000 Shares of Common Stock, plus an annual increase on the first day of each of the Company's fiscal years beginning in 2000, 2001, 2002, 2003 and 2004 equal to the lesser of (i) 140,000 Shares, (ii) three and one-half percent (3.5%) of the Shares outstanding on the last day of the immediately preceding fiscal year, or (iii) such lesser number of Shares as is determined by the Board. The Shares may be authorized, but unissued, or reacquired Common Stock.

          If an Option expires or becomes unexercisable for any reason without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares that were subject thereto shall, unless the Plan has been terminated, become available for future grant under the Plan. In addition, any Shares of Common Stock that are retained by the Company upon exercise of an Option or Stock Purchase Right in order to satisfy the exercise or purchase price for such Option or Stock Purchase Right or any withholding taxes due with respect to such exercise or purchase shall be treated as not issued and shall continue to be available under the Plan. Notwithstanding any other provision of the Plan, Shares issued under the Plan and later repurchased by the Company pursuant to any repurchase right that the Company may have shall not be available for future grant under the Plan.

          4.  Administration of the Plan.
              --------------------------

               (a) General.  The Plan shall be administered by the Board or a
                   -------
Committee, or a combination thereof, as determined by the Board. The Plan may be administered by different administrative bodies with respect to different classes of Participants and, if permitted by the Applicable Laws, the Board may authorize one or more officers (who may (but need not) be Officers) to grant Options or Stock Purchase Rights to Employees and Consultants.

               (b) Administration with respect to Reporting Persons. With
                   ------------------------------------------------
respect to Options granted to Reporting Persons and Named Executives, the Plan may (but need not) be administered so as to permit grants of Options to Reporting Persons to qualify for the exemption set forth in Rule 16b-3 and to qualify grants of Options to Named Executives as performance-based compensation under Section 162(m) of the Code, and otherwise so as to satisfy the Applicable Laws.

               (c) Committee Composition. If a Committee has been appointed
                   ---------------------
pursuant to this Section 4, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee administering the Plan pursuant to Section 4(b) above, to the extent permitted or required by Rule 16b-3 and Section 162(m) of the Code.

               (d) Powers of the Administrator. Subject to the provisions of the
                   ---------------------------
Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                    (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(p) of the Plan;

                    (ii) to select the Employees and Consultants to whom Options and Stock Purchase Rights or any combination thereof may from time to time be granted;

                    (iii) to determine whether and to what extent Options and Stock Purchase Rights or any combination thereof are granted;

                    (iv) to determine the number of Shares of Common Stock to be covered by each such award granted;

                    (v) to approve forms of agreement for use under the Plan;

                    (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder, which terms and conditions include but are not limited to the exercise or purchase price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option, Optioned Stock, Stock Purchase Right or Restricted Stock, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                    (vii) to determine whether and under what circumstances an Option may be settled in cash under Section 10(f) instead of Common Stock;

                    (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted and to make any other amendments or adjustments to any Option that the Administrator determines, in its discretion and under the authority granted to it under the Plan, to be necessary or advisable, provided however that no amendment or adjustment to an Option that would materially and adversely affect the rights of any Optionee shall be made without the prior written consent of the Optionee;

                    (ix) to determine the terms and restrictions applicable to Stock Purchase Rights and the Restricted Stock purchased by exercising such Stock Purchase Rights;

                    (x) to initiate an Option Exchange Program;

                    (xi) to construe and interpret the terms of the Plan and awards granted under the Plan; and

                    (xii) in order to fulfill the purposes of the Plan and without amending the Plan, to modify grants of Options or Stock Purchase Rights to Participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies or customs.

               (e) Effect of Administrator's Decision. All decisions,
                   ----------------------------------
determinations and interpretations of the Administrator shall be final and binding on all Participants.

          5.  Eligibility.
              -----------

               (a) Recipients of Grants.  Nonstatutory Stock Options and Stock
                   --------------------
Purchase Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees, provided however that Employees of Affiliates shall not be eligible to receive Incentive Stock Options. An Employee or Consultant who has been granted an Option or Stock Purchase Right may, if he or she is otherwise eligible, be granted additional Options or Stock Purchase Rights.

               (b) Type of Option. Each Option shall be designated in the Option
                   --------------
Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares with respect to which Options are exercisable for the first time by an Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date of grant of such Option. In the event any Option designated as an Incentive Stock Option fails to meet the requirements set forth in this Plan for an Incentive Stock Option or as required to qualify as an incentive stock option within the meaning of Code Section 422, such Option shall not be void but instead shall be deemed a Nonstatutory Stock Option.

               (c) No Employment Rights.  The Plan shall not confer upon any
                   --------------------
Participant any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

          6.  Term of Plan.  The Plan shall become effective upon its adoption
              ------------
by the Board. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 16 of the Plan.

          7.  Term of Option.  The term of each Option shall be the term stated
              --------------
in the Option Agreement; provided however that the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement and provided further that, in the case of an Incentive Stock Option granted to a person who at the time of such grant is a Ten Percent Holder, the term of such Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

          8.  Limitation on Grants to Employees.  Subject to adjustment as
              ---------------------------------
provided in Section 13 below, the maximum number of Shares which may be subject to Options and Stock Purchase Rights granted to any one Employee under this Plan for any fiscal year of the Company shall be 1,300,000.

          9.  Option Exercise Price and Consideration.
              ---------------------------------------

               (a) Exercise Price. The per Share exercise price for the Shares
                   --------------
to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator and set forth in the Option Agreement, but shall be subject to the following:

                    (i) In the case of an Incentive Stock Option

                         (A) granted to an Employee who at the time of grant is
a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant; and

                         (B) granted to any other Employee, the per Share
exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                    (ii) In the case of a Nonstatutory Stock Option

                         (A) granted to a person who, at the time of the grant
of such Option, is a Named Executive of the Company, the per share Exercise Price shall be no less than 100% of the Fair Market Value on the date of grant if such Option is intended to qualify as performance-based compensation under
Section 162(m) of the Code; and

                         (B) granted prior to the date on which the Common Stock
becomes a Listed Security to a person who is at the time of grant is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant if required by the Applicable Laws and, if not so required, shall be such price as is determined by the Administrator; and

                         (C) granted prior to the date on which the Common Stock
becomes a Listed Security to any person other than a Ten Percent Holder, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant if required by Applicable Law and, if not so required, shall be such price as is determined by the Administrator.

                    (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a Corporate Transaction.

               (b) Permissible Consideration. The consideration to be paid for
                   -------------------------
the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash; (2) check; (3) delivery of Optionee's promissory note with such recourse, interest, security and redemption provisions as the Administrator determines to be appropriate (subject to provisions of Applicable
Law); (4) cancellation of indebtedness; (5) surrender of other Shares that (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender (or such other period as may be required to avoid a charge to the Company's earnings) or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is exercised; (6) authorization by the Optionee for the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised; (7) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect exercise of the Option and prompt delivery to the Company of the sale or loan proceeds required to pay the exercise price and any applicable withholding taxes; (8) any combination of the foregoing methods of payment; or
(9) such other consideration and method of payment for the issuance of Shares to the extent permitted under the Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider whether acceptance of such consideration may be reasonably expected to benefit the Company, and the Administrator may refuse to accept a particular form of consideration at the time of any Option exercise if, in its sole discretion, acceptance of such form of consideration is not in the best interests of the Company at such time.

          10.  Exercise of Option.
               ------------------

               (a) Vesting. Any Option granted hereunder shall be exercisable at
                   -------
such times and under such conditions as determined by the Administrator, consistent with the terms of the Plan, and reflected in the Option Agreement, including vesting requirements and/or performance criteria with respect to the Company and/or the Optionee; provided however that, if required by the Applicable Laws, any Option granted prior to the date upon which the Common Stock becomes a Listed Security shall become exercisable at a rate of at least 20% per year over five years from the date the Option is granted. In the event that any of the Shares issued upon exercise of an Option (which exercise occurs prior to the date upon which the Common Stock becomes a Listed Security) should be subject to a right of repurchase in the Company's favor, such repurchase right shall, if required by the Applicable Laws, lapse at the rate of at least 20% per year over five years from the date the Option is granted. Notwithstanding the above, in the case of an Option granted to an officer (including but not limited to Officers), Director or Consultant, the Option may become exercisable, or a repurchase right, if any, in favor of the Company shall lapse, at any time or during any period established by the Administrator. The Administrator shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided however that in the absence of such determination, vesting of Options shall be tolled during any such leave.

               (b) Procedure for Exercise.  An Option may not be exercised for a
                   ----------------------
fraction of a Share. An Option shall be deemed exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 9(b) of the Plan. Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

               (c) Rights as a Shareholder. Until the issuance (as evidenced by
                   -----------------------
the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 15 of the Plan.

               (d) Termination of Continuous Service. In the event of
                   ---------------------------------
termination of an Optionee's Continuous Service, such Optionee's right to exercise the Option shall cease and the Option shall forthwith become void and cease to have effect, except as set forth specifically in the Option Agreement. If an Option Agreement provides that an Incentive Stock Option may be exercised more than three (3) months after the termination of the Optionee's Continuous Service, to the extent that such Optionee fails to exercise such Option within three (3) months of the date of such termination, such Option thereafter shall be treated as a Nonstatutory Stock Option.

               Notwithstanding the foregoing, if required by the Applicable Laws, any Option granted prior to the date upon which the Common Stock becomes a Listed Security shall be exercisable by the Optionee for a period of time following the termination of the Optionee's Continuous Service as follows:

                    (i) In the event of termination of Continuous Service for reasons other than the Optionee's disability or death, the Option shall be exercisable by the Optionee following such termination for a period of not less than thirty (30) days, as is determined by the Administrator (with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option), after the date of such termination of Continuous Service (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), to the extent that the Optionee was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the Optionee does not exercise the Option to the extent so entitled within the time specified above, the Option shall terminate and the Optioned Stock underlying the unexercised portion of the Option shall revert to the Plan.

                    (ii) In the event of termination of Continuous Service as a result of Optionee's disability, such Optionee may, but only within six (6) months (or such longer period of time as is determined by the Administrator, with such determination in the case of an Incentive Stock Option made at the time of grant of the Option) from the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent he or she was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or if the Optionee does not exercise the Option to the extent so entitled within the time specified herein, the Option shall terminate and the Optioned Stock underlying the unexercised portion of the Option shall revert to the Plan.

                    (iii) In the event of the death of an Optionee prior to termination of his or her Continuous Service, the Option may be exercised at any time within six (6) months (or such longer period of time as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement) by such Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death or, if earlier, the date of termination of the Optionee's Continuous Service. To the extent that the Optionee was not entitled to exercise the Option at the date of death or termination, as the case may be, or if the Optionee does not exercise such Option to the extent so entitled within the time specified above, the Option shall terminate and the Optioned Stock underlying the unexercised portion of the Option shall revert to the Plan.

               (e) Extension of Exercise Period. The Administrator shall have
                   ----------------------------
full power and authority to extend the period of time for which an Option is to remain exercisable following termination of an Optionee's Continuous Service from the periods set forth in Sections 10(d)(i), (ii), or (iii) above or in the Option Agreement to such greater time as the Board shall deem appropriate, provided that in no event shall such Option be exercisable later than the date of expiration of the term of such Option as set forth in the Option Agreement.

               (f) Buy-Out Provisions. The Administrator may at any time offer
                   ------------------
to buy out for a payment in cash or Shares an Option previously granted under the Plan based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time such offer is made.

          11.  Stock Purchase Rights.
               ---------------------

               (a) Rights to Purchase. Stock Purchase Rights may be issued
                   ------------------
either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the consideration to be paid, and the time within which such person must accept such offer, which shall in no event exceed 30 days from the date upon which the Administrator made the determination to grant the Stock Purchase Right. In the case of a Stock Purchase Right granted prior to the date on which the Common Stock becomes a Listed Security and if required by the Applicable Laws at such time, the purchase price of Shares subject to such Stock Purchase Rights shall not be less than 85% of the Fair Market Value of the Shares as of the date of the offer, or, in the case of a Ten Percent Holder, the price shall not be less than 100% of the Fair Market Value of the Shares as of the date of the offer. If the Applicable Laws do not impose the requirements set forth in the preceding sentence and with respect to any Stock Purchase Rights granted after the date on which the Common Stock becomes a Listed Security, the purchase price of Shares subject to Stock Purchase Rights shall be as determined by the Administrator. The offer to purchase Shares subject to Stock Purchase Rights shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

               (b) Repurchase Option. Unless the Administrator determines
                   -----------------
otherwise, the Restricted Stock Purchase Agreement shall grant the Company an irrevocable, exclusive option (the "Repurchase Option") exercisable upon the
                                    -----------------
termination of the purchaser's Continuous Service. The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original purchase price paid by the purchaser and may be paid by cash, check or cancellation of any indebtedness of the purchaser to the Company, at the Company's option. The Repurchase Option shall lapse at such rate as the Administrator may determine; provided however that with respect to a Stock Purchase Right granted prior to the date on which the Common Stock becomes a Listed Security to a purchaser who is not an officer (including an Officer), Director or Consultant of the Company or of any Parent or Subsidiary of the Company, if required by the Applicable Laws, such Repurchase Option shall lapse with respect to at least 20% of the Shares subject to the Stock Purchase Right per year over five years from the date of grant of the Stock Purchase Right.

               (c) Other Provisions. The Restricted Stock Purchase Agreement
                   ----------------
shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each purchaser.

               (d) Rights as a Shareholder.  Once the Stock Purchase Right is
                   -----------------------
exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 15 of the Plan.

          12.  Taxes.
               -----
               (a) As a condition of the exercise of an Option or Stock Purchase Right granted under the Plan, the Participant (or in the case of the Participant's death, the person exercising the Option or Stock Purchase Right) shall make such arrangements as the Administrator may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise of Option or Stock Purchase Right and the issuance of Shares. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

               (b) In the case of an Employee and in the absence of any other arrangement, the Employee shall be deemed to have directed the Company to withhold or collect from his or her compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of an exercise of the Option or Stock Purchase Right.

               (c) This Section 12(c) shall apply only after the date, if any, upon which the Common Stock becomes a Listed Security. In the case of Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under the Applicable Laws, the Participant shall be deemed to have elected to have the Company withhold from the Shares to be issued upon exercise of the Option or Stock Purchase Right that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) equal to the amount required to be withheld. For purposes of this Section 12, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Laws (the "Tax Date").
                                                    --------

               (d) At the discretion of the Administrator, a Participant may satisfy his or her tax withholding obligations arising in connection with an Option or a Stock Purchase Right by one or some combination of the following methods: (i) cash payment; (ii) payroll deduction out of the Optionee's current compensation; or (iii) if permitted by the Administrator, in its discretion, a Participant may satisfy his or her tax withholding obligations upon exercise of an Option or Stock Purchase Right by surrendering to the Company Shares that (A) in the case of Shares previously acquired from the Company, have been owned by the Participant for more than six (6) months on the date of surrender, and (B) have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld.

               (e) Any election or deemed election by a Participant to have Shares withheld to satisfy tax withholding obligations under Section 12(c) or
(d) above shall be irrevocable as to the particular Shares as to which the election is made and shall be subject to the consent or disapproval of the Administrator. Any election by a Participant under Section 12(d) above must be made on or prior to the applicable Tax Date.

               (f) In the event an election to have Shares withheld is made by a Participant and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the Option or Stock Purchase Right is exercised but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

          13.  Non-Transferability of Options and Stock Purchase Rights.
               --------------------------------------------------------
Options and Stock Purchase Rights may not be transferred or disposed of in any manner other than by will or by the laws of descent or distribution or pursuant to a domestic relations order (as defined by the Code or the rules thereunder); provided that, after the date, if any, upon which the Common Stock becomes a Listed Security, the Administrator may in its discretion grant transferable Nonstatutory Stock Options pursuant to Option Agreements specifying (i) the manner in which such Nonstatutory Stock Options are transferable and (ii) that any such transfer shall be subject to the Applicable Laws. The designation of a beneficiary by an Optionee will not constitute a transfer. An Option or Stock Purchase Right may be exercised, during the lifetime of the holder of Option or Stock Purchase Right, only by such holder or a transferee permitted by this
Section 13.

          14.  Time of Granting Options and Stock Purchase Rights.  The date of
               --------------------------------------------------
grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such later date as is determined by the Administrator; provided however that in the case of an Incentive Stock Option, the grant date shall be the later of the date on which the Administrator makes the determination granting such Incentive Stock Option or the date of commencement of the Optionee's employment relationship with the Company. Notice of the determination shall be given to each Employee or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

          15.  Adjustments Upon Changes in Capitalization, Corporate
               -----------------------------------------------------
Transactions and Certain Other Transactions.
-------------------------------------------

               (a) Changes in Capitalization. Subject to any required action by
                   -------------------------
the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Stock Purchase Right, the number of Shares set forth in Sections 3 and 8 above, and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per Share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock (including any change in the number of Shares of Common Stock effected in connection with a change of domicile of the Company), or any other increase or decrease in the number of issued Shares of Common Stock effected without receipt of consideration by the Company; provided however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Option or Stock Purchase Right.

               (b) Certain Distributions. In the event of any distribution to
                   ---------------------
the Company's shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per Share of Common Stock covered by each outstanding Option or Stock Purchase Right to reflect the effect of such distribution.

               (c) Dissolution or Liquidation. In the event of the dissolution
                   --------------------------
or liquidation of the Company that is not a Corporate Transaction, each outstanding Option or Stock Purchase Right shall terminate immediately upon the consummation of such dissolution or liquidation, unless otherwise provided by the Administrator.

               (d) Corporate Transactions; Change of Control.  In the event of a
                   -----------------------------------------
Corporate Transaction, including a Change of Control, the Administrator shall, as to outstanding Options, either (i) provide that such Options shall be assumed by the by the successor corporation or a Parent or Subsidiary of such successor corporation (such entity, the "Successor Corporation") or that the Successor
                               ---------------------
Corporation shall substitute with respect to such Options equivalent options;
(ii) provide upon notice to Optionees that all Options, to the extent then exercisable or to be exercisable as a result of the Change of Control, must be exercised on or before a specified date (which date shall be at least five (5) days from the date of the notice), after which the Options shall terminate; or (iii) terminate each Option in its entirety in exchange for a payment of cash, securities and/or other property equal to the excess of the Fair Market Value of the Shares with respect to which the Option is vested and exercisable immediately prior to the consummation of the transaction over the aggregate exercise price thereof. In the event of a Change of Control, all conditions and restrictions with respect to Restricted Shares shall lapse, except to the extent such conditions and restrictions are assigned to the successor corporation (or its Parent) in connection with the Change of Control.

               For purposes of this Section 15(d), an Option or a Stock Purchase Right shall be considered assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction or a Change of Control, as the case may be, each holder of an Option or Stock Purchase Right would be entitled to receive upon exercise of the Option or Stock Purchase Right the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to such transaction, the holder of the number of Shares of Common Stock covered by the Option or the Stock Purchase Right at such time (after giving effect to any adjustments in the number of Shares covered by the Option or Stock Purchase Right as provided for in this Section 15); provided however that if the consideration received in the transaction is not solely common stock of the Successor Corporation, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon exercise of the Option or Stock Purchase Right to be solely common stock of the Successor Corporation equal to the Fair Market Value of the per Share consideration received by holders of Common Stock in the transaction.

          16.  Amendment and Termination of the Plan.  The Board may at any time
               -------------------------------------
amend, alter, suspend, discontinue or terminate the Plan, but no amendment, alteration, suspension, discontinuance or termination (other than an adjustment made pursuant to Section 15 above) shall be made that would materially and adversely affect the rights of any Optionee or holder of Stock Purchase Rights under any outstanding grant, without his or her consent. Such consent shall be evidenced in writing signed by such Optionee or holder and the Company. In addition, to the extent necessary and desirable to comply with the Applicable Laws, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such as degree as required.

          17.  Conditions Upon Issuance of Shares.  Notwithstanding any other
               ----------------------------------
provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel.

               As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by Applicable Laws.

          18.  Reservation of Shares.  The Company, during the term of this
               ---------------------
Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

          19.  Agreements.  Options and Stock Purchase Rights shall be evidenced
               ----------
by Option Agreements and Restricted Stock Purchase Agreements, respectively, in such form(s) as the Administrator shall from time to time approve.

          20.  Shareholder Approval.  If required by the Applicable Laws,
               --------------------
continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under the Applicable Laws.

          21.  Information and Documents to Optionees and Purchasers.  Prior to
               -----------------------------------------------------
the date upon which the Common Stock becomes a Listed Security and if required by the Applicable Laws, the Company shall provide financial statements at least annually to each Optionee and to each individual who acquired Shares pursuant to the Plan, during the period such Optionee or purchaser has one or more Options or Stock Purchase Rights outstanding, and in the case of an individual who acquired Shares pursuant to the Plan, during the period such individual owns such Shares. The Company shall not be required to provide such information if the issuance of Options or Stock Purchase Rights under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

                              RAMP NETWORKS, INC

                           1999 STOCK INCENTIVE PLAN

                         NOTICE OF STOCK OPTION GRANT
                         ----------------------------


Optionee
OptioneeAddress1
OptioneeAddress2

     You have been granted an option to purchase Common Stock of Ramp Networks, Inc. (the "Company") as follows:
           -------

     Board Approval Date:                 BoardApprovDate

     Date of Grant (Later of Board
     Approval Date or Commence-
     ment of Employment/Consulting):      GrantDate

     Exercise Price per Share:            $ExercisePrice

     Total Number of Shares Granted:      NoofShares

     Total Exercise Price:                $TotalExercisePrice

     Type of Option:                      NoSharesISO  Incentive Stock Option
                                          -----------

                                          NoSharesNSO  Nonstatutory Stock Option
                                          -----------

     Term/Expiration Date:                Term/ExpirDate


     Vesting Commencement Date:           VestingCommenceDate

     Vesting Schedule:                    This Option may be exercised, in whole
                                          or in part, in accordance with the
                                          following schedule: Vesting  [Must be
                                          at least 20% per year for Options
                                          granted prior to the date the Common
                                          Stock becomes a Listed Security (as
                                          defined in the Plan).]

     Termination Period:                  Option may be exercised for 30 days
                                          after termination of employment or
                                          consulting relationship except as set
                                          out in Section 5 of the Stock Option
                                          Agreement (but in no event later than
                                          the Expiration Date).

     Transferability:                     [Not Transferable.] [Transferable as
                                          follows: ]

     By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the 1999 Stock incentive plan and the Stock Option Agreement, both of which are attached and made a part of this document.

Optionee:                                 Ramp Networks, Inc.


______________________________            ______________________________
Signature                                 By:



______________________________            ______________________________
Print Name                                Print Name and Title


Address (if different from above):        Address:

______________________________            3100 De La Cruz Blvd.
                                          Santa Clara, CA  95054

______________________________

                              RAMP NETWORKS, INC.
                           1999 Stock incentive plan

                            STOCK OPTION AGREEMENT
                            ----------------------


     1.   Grant of Option.  Ramp Networks, Inc., a California corporation (the
          ---------------
"Company"), hereby grants to Optionee  ("Optionee"), an option (the "Option") to
 -------                                 --------                    ------
purchase a total number of shares of Common Stock (the "Shares") set forth in
                                                        ------
the Notice of Stock Option Grant, at the exercise price per share set forth in the Notice of Stock Option Grant (the "Exercise Price") subject to the terms,
                                       --------------
definitions and provisions of the Ramp Networks, Inc. Stock incentive plan (the "Plan") adopted by the Company, which is incorporated herein by reference.
 ----
Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

          To the extent designated an Incentive Stock Option in the Notice of Stock Option Grant, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and, to the extent not so designated, this Option is intended to be a Nonstatutory Stock Option. Notwithstanding the foregoing, if designated as an Incentive Stock Option, in the event that the Shares subject to this Option (and all other Incentive Stock Options granted to Optionee by the Company or any Parent or Subsidiary) that first become exercisable in any calendar year have an aggregate fair market value (determined for each Share as of the date of grant of the option covering such Share) in excess of $100,000, the Shares in excess of $100,000 shall be treated as subject to a Nonstatutory Stock Option, in accordance with Section 5(b) of the Plan.

     2.   Exercise of Option.
          ------------------

          (a) Right to Exercise.  This Option is exercisable during its Term in
              -----------------
accordance with the Vesting Schedule set out in the Notice of Stock Option Grant and the applicable provisions of the Plan and this Stock Option Agreement. In the event of Optionee's death, disability or the termination of Optionee's Continuous Service, the exercisability of the Option is governed by the applicable provisions of the Plan and this Stock Option Agreement. This Option may not be exercised for a fraction of a Share.

          (b)  Method of Exercise.
               ------------------

          (i) This Option shall be exercisable in whole or in part as to Shares which have vested under the Vesting Schedule indicated on the Notice of Stock Option Grant by execution and delivery to the Company a written notice of exercise in the form attached as Exhibit A (the "Exercise Notice"), [for Grant
                                 ---------       ---------------
subject to early exercise: or in whole or in part at any time after the Date of Grant as to Shares which have not vested under the Vesting Schedule indicated on the Notice of Stock Option Grant (except that in the case of an Incentive Stock Option such exercise shall be limited to the number of Shares which, when added to all other Shares first exercisable within the same calendar year, do not exceed an aggregate fair market value of $100,000, determined for each Share as of the date of grant of the option covering such Share), by delivery of an early exercise notice and restricted stock purchase agreement in the form attached as Exhibit A-1 (the "Early Exercise Notice and
                                  -----------       -------------------------
Restricted Stock Purchase Agreement"), in either case] which shall state the
-----------------------------------
election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as toholder's investment intent with respect to such Shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice of exercise shall be signed by Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice of exercise shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed written notice of exercise, accompanied by such aggregate Exercise Price.

          (ii) As a condition to the exercise of this Option, Optionee agrees to make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the exercise of the Option or disposition of Shares, whether by withholding, direct payment to the Company, or otherwise, in accordance with Section 9 of this Agreement and Section 12 of the Plan.

          (iii) No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of applicable law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

     3.   Method of Payment.  Payment of the Exercise Price shall be by any of
          -----------------
the following, or a combination thereof, at the election of Optionee:

          (a)  cash;

          (b)  check;

          (c) surrender of other Shares of Common Stock of the Company that (i) in the case of Shares acquired upon exercise of an Option, have either been owned by Optionee for more than six (6) months on the date of surrender (or such other period as may be required to avoid a charge to the Company's earnings) or were not acquired, directly or indirectly, from the Company, and (ii) have a fair market value on the date of surrender equal to the Exercise Price of the Shares as to which the Option is being exercised; or

          (d) if there is a public market for the Shares and they are registered under the Securities Act of 1933, as amended, delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price.

     4.   Restrictions on Exercise.  This Option may not be exercised until such
          ------------------------
time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     5.   Termination of Continuous Service.  In the event of termination of
          ---------------------------------
Optionee's Continuous Service, Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise this Option
                                      ----------------
during the Termination Period set forth in the Notice of Stock Option Grant. To the extent that Optionee was not entitled to exercise this Option at such Termination Date, or if Optionee does not exercise this Option within the Termination Period, the Option shall terminate.

     [The following provisions of this Section 5 shall be included for any Option granted prior to the date the Common Stock becomes a Listed Security (as defined in the Plan), and may be included at the discretion of the Administrator for any Option granted after the date the Common Stock becomes a Listed Security (with such revisions as to time periods as determined by the Administrator in its discretion):

          (a) Total and Permanent Disability of Optionee.  Notwithstanding the
              ------------------------------------------
foregoing provisions of this Section 5, in the event of termination of Optionee's Continuous Service as a result of Optionee's total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the Termination Date (but in no event later than the Expiration Date set forth in the Notice of Stock Option Grant), exercise this Option to the extent Optionee was entitled to exercise it as of such Termination Date. To the extent that Optionee was not entitled to exercise the Option as of the Termination Date, or if Optionee does not exercise such Option (to the extent so entitled) within the time specified in this Section 5(a), the Option shall terminate.

          (b) Other Disability of Optionee.  Notwithstanding the foregoing
              ----------------------------
provisions of this Section 5, in the event of termination of Optionee's Continuous Service as a result of disability not constituting a total and permanent disability (as set forth in Section 22(e)(3) of the Code), Optionee may, but only within six (6) months from the Termination Date (but in no event later than the Expiration Date set forth in the Notice of Stock Option Grant), exercise the Option to the extent Optionee was entitled to exercise it as of such Termination Date; provided, however, that if this is an Incentive Stock Option and Optionee fails to exercise this Incentive Stock Option within three
(3) months from the Termination Date, this Option will cease to qualify as an Incentive Stock Option (as defined in Section 422 of the Code) and Optionee will be treated for federal income tax purposes as having received ordinary income at the time of such exercise in an amount generally measured by the difference between the Exercise Price for the Shares and the fair market value of the Shares on the date of exercise. To the extent that Optionee was not entitled to exercise the Option at the Termination Date, or if Optionee does not exercise such Option to the extent so entitled within the time specified in this
Section 5(b), the Option shall terminate.

          (c) Death of Optionee.   Notwithstanding the foregoing provisions of
              -----------------
this Section 5, in the event of the death of Optionee (i) during the Term of this Option and while an Employee or Consultant of the Company and having been in Continuous Service since the date of grant of the Option, or (ii) within thirty (30) days after Optionee's Termination Date, the Option may be exercised at any time within six (6) months following the date of death (but in no event later than the Expiration Date set forth in the Notice of Stock Option Grant), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the Termination Date.

     6.   Non-Transferability of Option.  This Option may not be transferred in
          -----------------------------
any manner otherwise than by will or by the laws of descent or distribution or pursuant to a domestic relations order (as defined by the Code or rules thereunder), except as set forth in the Notice of Stock Option Grant and subject to Applicable Laws. This Option may be exercised during the lifetime of Optionee only by him or her or by a transferee permitted by this Section 6. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

     7.   Term of Option.  This Option may be exercised only within the Term set
          --------------
forth in the Notice of Stock Option Grant, subject to the limitations set forth in Section 7 of the Plan.

     8.   Tax Consequences.  Optionee acknowledges that he or she has read the
          ----------------
brief summary set forth below of certain of the federal tax consequences of exercise of this Option and disposition of the Shares under the laws in effect as of the Date of Grant. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

          (a)   Exercise of Incentive Stock Option.  If this Option qualifies as
                ----------------------------------
an Incentive Stock Option, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price will be treated as an item of alternative minimum taxable income for federal tax purposes and may subject Optionee to the alternative minimum tax in the year of exercise.

          (b)   Exercise of Nonstatutory Stock Option.  If this Option does not
                -------------------------------------
qualify as an Incentive Stock Option, Optionee may incur regular federal income tax liability upon the exercise of the Option. Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price. If Optionee is an employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

          (c)   Disposition of Shares.  In the case of a Nonstatutory Stock
                ---------------------
Option, if Shares are held for more than 12 months, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. In the case of an Incentive Stock Option, if Shares transferred pursuant to the Option are held for more than one year after exercise and more than two years after the Date of Grant, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an Incentive Stock Option are disposed of within either of such two holding periods, then any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (i) the fair market value of the Shares on the date of exercise, or
(ii) the sales proceeds of the Shares.

          (d)   Notice of Disqualifying Disposition of Incentive Stock Option
                -------------------------------------------------------------
Shares.  If the Option granted to Optionee herein is an Incentive Stock Option,
------
and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the Incentive Stock Option on or before the later of (i) the date two years after the Date of Grant, or (ii) the date one year after the date of exercise, Optionee shall notify the Company in writing within thirty (30) days after the date of any such disposition. Optionee acknowledges and agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized by Optionee from the early disposition by payment in cash or out of the current earnings paid to Optionee.

     9.   Withholding Tax Obligations.  Optionee acknowledges and agrees that
          ---------------------------
the delivery of any Shares under the Plan is conditioned on satisfaction by the Optionee of applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise of an Option. Such withholding obligations shall be satisfied in accordance with the provisions of
Section 12 of the Plan.

     10.  Market Standoff Agreement.  In connection with the initial public
          -------------------------
offering of the Company's securities and upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, Optionee hereby agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Shares (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the public offering.


                            [Signature Page Follows]

     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one document.


                                             RAMP NETWORKS, INC.

                                             By: _______________________________

                                             ___________________________________
                                             (Print name and title)

     OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING EMPLOYMENT OR CONSULTANCY AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S STOCK INCENTIVE PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

     Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option.


Dated: ________________________                 ______________________________
                                                Optionee

                                   EXHIBIT A
                                   ---------
                              RAMP NETWORKS, INC.

                           1999 Stock incentive plan

                               NOTICE OF EXERCISE
                               ------------------


To:       RAMP NETWORKS, INC.

Attn:     Stock Option Administrator

Subject:  Notice of Intention to Exercise Stock Option
          --------------------------------------------

     This is official notice that the undersigned ("Optionee") intends to
                                                    --------
exercise Optionee's option to purchase __________ shares of RAMP NETWORKS, INC. Common Stock, under and pursuant to the Ramp Networks, Inc. 1999 Stock incentive plan and the Stock Option Agreement dated _______________, as follows:

     Date of Grant (or Grant Number): ____________________________________

     Type of Option (ISO or NSO):     ____________________________________

     Date of Purchase:                ____________________________________

     Number of Shares:                ____________________________________

     Purchase Price:                  ____________________________________

     Method of Payment of             ____________________________________

     Purchase Price:                  ____________________________________

     Social Security No.:             ____________________________________

     The shares should be issued as follows:

     Name:    ______________________________

     Address: ______________________________

              ______________________________

              ______________________________

     Signed:  ______________________________

     Date:    ______________________________

                                  EXHIBIT A-1
                                  -----------
                              RAMP NETWORKS, INC.

                           1999 Stock incentive plan

         EARLY EXERCISE NOTICE AND RESTRICTED STOCK PURCHASE AGREEMENT
         -------------------------------------------------------------

     This Agreement ("Agreement") is made as of ______________, by and between
                      ---------
Ramp Networks, Inc., a California corporation (the "Company"), and ____________
                                                    -------
("Purchaser").  To the extent any capitalized terms used in this Agreement are
  ---------
not defined, they shall have the meaning ascribed to them in the 1999 Stock incentive plan.

     1.   Exercise of Option.  Subject to the terms and conditions hereof,
          ------------------
Purchaser hereby elects to exercise his or her option to purchase ______________ shares of the Common Stock (the "Shares") of the Company under and pursuant to
                                 ------
the Company's 1999 Stock incentive plan (the "Plan") and the Stock Option
                                              ----
Agreement dated ______________ (the "Option Agreement").  Of these Shares,
                                     ----------------
Purchaser has elected to purchase _____________ Shares which have not yet vested under the such Vesting Schedule (the "Unvested Shares"). The purchase price for
                                      ---------------
the Shares shall be _______ per Share for a total purchase price of $_______________. The term "Shares" refers to the purchased Shares and all
                             ------
securities received in replacement of the Shares or as stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Purchaser is entitled by reason of Purchaser's ownership of the Shares.

     2.   Time and Place of Exercise.  The purchase and sale of the Shares under
          --------------------------
this Agreement shall occur at the principal office of the Company in accordance with the provisions of Sections 9 and 10 of the Plan. Upon delivery to the Company of this fully executed Early Exercise Notice and Restricted Stock Purchase Agreement, together with payment of the purchase price therefor by Purchaser by (a) cash, (b) check made payable to the Company, (c) delivery of Shares of the Common Stock of the Company in accordance with Section 3 of the Option Agreement, or (d) a combination of the foregoing, the Option shall be deemed to be exercised as to the number of Shares set forth above in this Early Exercise Notice. As soon as practicable thereafter, the Company will deliver to Purchaser a certificate representing the Shares purchased by Purchaser (which shall be issued in Purchaser's name).

     3.   Limitations on Transfer.  In addition to any other limitation on
          -----------------------
transfer created by applicable securities laws, Purchaser shall not assign, encumber or dispose of any interest in the Shares while the Shares are subject to the Company's Repurchase Option (as defined below). After any Shares have been released from such Repurchase Option, Purchaser shall not assign, encumber or dispose of any interest in such Shares except in compliance with the provisions below and applicable securities laws.

     4.   Repurchase Option.
          -----------------

          (a) In the event of the voluntary or involuntary termination of Purchaser's Continuous Service for any reason (including death or disability), with or without cause, the Company shall upon the date of such termination (the "Termination Date") have an irrevocable, exclusive option (the "Repurchase
 ----------------                                               ----------
Option") for a period of 60 days from such date to repurchase all or any portion
------
of the Unvested Shares held by Purchaser as of the Termination Date which have not yet been released from the Company's Repurchase Option at the original purchase price per Share specified in Section 1 (adjusted for any stock splits, stock dividends and the like).

          (b) The Repurchase Option shall be exercised by the Company by written notice to Purchaser or Purchaser's executor and, at the Company's option, (A) by delivery to Purchaser or Purchaser's executor with such notice of a check in the amount of the purchase price for the Shares being purchased, or (B) in the event Purchaser is indebted to the Company, by cancellation by the Company of an amount of such indebtedness equal to the purchase price for the Shares being repurchased, or (C) by a combination of (A) and (B) so that the combined payment and cancellation of indebtedness equals such purchase price. Upon delivery of such notice and payment of the purchase price in any of the ways described above, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the number of Shares being repurchased by the Company, without further action by Purchaser.

          (c) One hundred percent (100%) of the Unvested Shares shall initially be subject to the Repurchase Option. The Unvested Shares shall be released from the Repurchase Option in accordance with the Vesting Schedule and as set forth in the Notice of Stock Option Grant.

          (d) The right of the Company to purchase any part of the Shares may be assigned in whole or in part to any shareholder or shareholders of the Company or other persons or organizations; provided, however, that an assignee, other than a corporation that is the Parent or a 100% owned Subsidiary of the Company, must pay the Company, upon assignment of such right, cash equal to the difference between the original purchase price and Fair Market Value, if the original purchase price is less than the Fair Market Value of the Shares subject to the assignment.

          (e) All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement, including, insofar as applicable, the Repurchase Option. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are satisfied.

     5.   Escrow of Unvested Shares.  For purposes of facilitating the
          -------------------------
enforcement of the provisions of Section 4 above, Purchaser agrees, immediately upon receipt of the certificate(s) for the Shares subject to the Repurchase Option, to deliver such certificate(s), together with an Assignment Separate from Certificate in the form attached to this Agreement as Attachment A executed
                                                           ------------
by Purchaser and by Purchaser's spouse (if required for transfer), in blank, to the Secretary of the Company, or the Secretary's designee, to hold such certificate(s) and

Assignment Separate from Certificate in escrow and to take all such actions and to effectuate all such transfers and/or releases as are in accordance with the terms of this Agreement. Purchaser hereby acknowledges that the Secretary of the Company, or the Secretary's designee, is so appointed as the escrow holder with the foregoing authorities as a material inducement to make this Agreement and that said appointment is coupled with an interest and is accordingly irrevocable. Purchaser agrees that said escrow holder shall not be liable to any party hereof (or to any other party). The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Purchaser agrees that if the Secretary of the Company, or the Secretary's designee, resigns as escrow holder for any or no reason, the Board of Directors of the Company shall have the power to appoint a successor to serve as escrow holder pursuant to the terms of this Agreement.

     6.   Restrictive Legends and Stop-Transfer Orders.
          --------------------------------------------

          (a)  Legends.  The certificate or certificates representing the Shares
               -------
shall bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws):

          THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

          [Include following legend if Shares are purchased prior to date Common Stock is a Listed Security (as defined in the Plan):

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

          (b)  Stop-Transfer Notices.  Purchaser agrees that, in order to ensure
               ---------------------
compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          (c)  Refusal to Transfer.  The Company shall not be required (i) to
               -------------------
transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

          (d)  Removal of Legend.  When all of the following events have
               -----------------
occurred, the Shares then held by Purchaser will no longer be subject to the legend referred to in Section 6(a): (i) the expiration or termination of the market standoff provisions of Section 5 (and of any agreement entered pursuant to Section 5); and (ii) the expiration or exercise in full of the Repurchase Option. After such time, and upon Purchaser's request, a new certificate or certificates representing the Shares not repurchased shall be issued without the legend referred to in Section 6(a), and delivered to Purchaser.

     7.   No Employment Rights.  Nothing in this Agreement shall affect in any
          --------------------
manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Purchaser's employment or consulting relationship, for any reason, with or without cause.

     8.   Section 83(b) Election.  Purchaser understands that Section 83(a) of
          ----------------------
the Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary
                                                    ----
income for a Nonstatutory Stock Option the difference between the amount paid for the Shares and the fair market value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" means the
                                                     -----------
right of the Company to buy back the Shares pursuant to the Repurchase Option set forth in Section 3(a) of this Agreement. Purchaser understands that Purchaser may elect to be taxed at the time the Shares are purchased, rather than when and as the Repurchase Option expires, by filing an election under
Section 83(b) of the Code (an "83(b) Election") with the Internal Revenue
                               --------------
Service within 30 days from the date of purchase. Even if the fair market value of the Shares at the time of the execution of this Agreement equals the amount paid for the Shares, the election must be made to avoid income treatment under
Section 83(a) in the future. Purchaser understands that failure to file such an election in a timely manner may result in adverse tax consequences for Purchaser. Purchaser further understands that an additional copy of such election form should be filed with his or her federal income tax return for the calendar year in which the date of this Agreement falls. Purchaser acknowledges that the foregoing is only a summary of the effect of United States federal income taxation with respect to purchase of the Shares hereunder, and does not purport to be complete. Purchaser further acknowledges that the Company has directed Purchaser to seek independent advice regarding the applicable provisions of the Code, the income tax laws of any municipality, state or foreign country in which Purchaser may reside, and the tax consequences of Purchaser's death.

     Purchaser agrees that he or she will execute and deliver to the Company with this executed Agreement a copy of the Acknowledgment and Statement of Decision Regarding Section 83(b) Election (the "Acknowledgment") attached hereto
                                                --------------
as Attachment B.  Purchaser further agrees that he or she will execute and
   ------------
submit with the Acknowledgment a copy of the 83(b) Election attached hereto as

Attachment C (for income tax purposes in connection with the early exercise of a
------------
Nonstatutory Stock Option) if Purchaser has indicated in the Acknowledgment his or her decision to make such an election.

     9.   Miscellaneous.
          -------------

          (a)  Governing Law.  This Agreement and all acts and transactions
               -------------
pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

          (b)  Entire Agreement; Enforcement of Rights.  This Agreement sets
               ---------------------------------------
forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

          (c)  Severability.  If one or more provisions of this Agreement are
               ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

          (d)  Construction.  This Agreement is the result of negotiations
               ------------
between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

          (e)  Notices. Any notice required or permitted by this Agreement shall
               -------
be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address as set forth below or as subsequently modified by written notice.

          (f)  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

          (g)  Successors and Assigns. The rights and benefits of this Agreement
               ----------------------
shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

          [Include the following Section 9(h) if Shares are purchased prior to the date the Common Stock becomes a Listed Security (as defined in the Plan):

          (h)  California Corporate Securities Law.  THE SALE OF THE SECURITIES
               -----------------------------------
WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

                            [Signature Page Follows]

     The parties have executed this Agreement as of the date first set forth above.

                              RAMP NETWORKS, INC.

                              By: ________________________________


                              Name:_______________________________
                                   (print)

                              Title:______________________________

                              Address:



                              PURCHASER:

                              [NAME OF OPTIONEE]


                              ____________________________________
                              (Signature)

                              ____________________________________
                              (Print Name)

                              Social Security Number: ____________


                              Address:

                              ____________________________________
                              ____________________________________


I, ______________________, spouse of [______________OPTIONEE], have read and hereby approve the foregoing Agreement. In consideration of the Company's granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be bound irrevocably by the Agreement and further agree that any community property or similar interest that I may have in the Shares shall hereby be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.


                              _____________________________
                              Spouse of [__________OPTIONEE]

                                 ATTACHMENT A

                     ASSIGNMENT SEPARATE FROM CERTIFICATE
                     ------------------------------------


          FOR VALUE RECEIVED and pursuant to that certain Early Exercise Notice and Restricted Stock Purchase Agreement between the undersigned ("Purchaser")
                                                                  --------
and Ramp Networks, Inc. (the "Company") dated _______________ (the "Agreement"),
                              -------                               ---------
Purchaser hereby sells, assigns and transfers unto the Company _______________________________ (________) shares of the Common Stock of the
Company, standing in Purchaser's name on the books of the Company and represented by Certificate No. ____, and hereby irrevocably appoints _____________________________ to transfer said stock on the books of the Company with full power of substitution in the premises. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND THE ATTACHMENTS THERETO.

Dated: ________________

                              Signature:


                              _____________________________________________
                              [Name of Purchaser]


                              _____________________________________________
                              Spouse of [Name of Purchaser] (if applicable)


Instruction: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its Repurchase Option set forth in the Agreement without requiring additional signatures on the part of Purchaser.

                                 ATTACHMENT B

                   ACKNOWLEDGMENT AND STATEMENT OF DECISION
                   ----------------------------------------
                       REGARDING SECTION 83(b) ELECTION
                       --------------------------------

     The undersigned (which term includes the undersigned's spouse), a purchaser of ___________ shares of Common Stock of Ramp Networks, Inc., a California corporation (the "Company"), by exercise of an option (the "Option") granted
                  -------                                   ------
pursuant to the Company's 1999  Stock incentive plan (the "Plan"), hereby states
                                                           ----
as follows:

     1. The undersigned acknowledges receipt of a copy of the Plan relating to the offering of such shares. The undersigned has carefully reviewed the Plan and the option agreement pursuant to which the Option was granted.

     2.   The undersigned either [check and complete as applicable]:

(a) ____ has consulted, and has been fully advised by, the undersigned's own tax advisor, _____________________________________, whose business address is
     ______________________________, regarding the federal, state and local tax consequences of purchasing shares under the Plan, and particularly regarding the advisability of making elections pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code") and pursuant to
                                                         ----
     the corresponding provisions, if any, of applicable state law; or

(b) ____ has knowingly chosen not to consult such a tax advisor.

     3. The undersigned hereby states that the undersigned has decided [check as applicable]:

(a) ____ to make an election pursuant to Section 83(b) of the Code, and is submitting to the Company, together with the undersigned's executed Early Exercise Notice and Restricted Stock Purchase Agreement, an executed form entitled "Election Under Section 83(b) of the Internal Revenue Code of 1986;"

(b) ____ to make an election pursuant to Section 83(b) of the Code, and is submitting to the Company, together with the undersigned's executed Early Exercise Notice and Restricted Stock Purchase Agreement, an executed form entitled "Election Under Section 83(b) of the Internal Revenue Code of 1986 for purposes of income tax; or

(c) ____ not to make an election pursuant to Section 83(b) of the Code.

     4. Neither the Company nor any subsidiary or representative of the Company has made any warranty or representation to the undersigned with respect to the tax consequences of the undersigned's purchase of shares under the Plan or of the making or failure to make an election pursuant to Section 83(b) of the Code or the corresponding provisions, if any, of applicable state law.


Date:__________________________         ____________________________
                                        [Name of Purchaser]


Date:__________________________         ____________________________
                                        Spouse of [Name of Purchaser]

                                  ATTACHMENT C
                                  ------------

                          ELECTION UNDER SECTION 83(b)
                          ----------------------------
                      OF THE INTERNAL REVENUE CODE OF 1986
                      ------------------------------------

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in taxpayer's gross income for the current taxable year, the amount of any compensation taxable to taxpayer in connection with taxpayer's receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

     NAME OF TAXPAYER: [Name of Purchaser_________________-]

     NAME OF SPOUSE:  ________________

     ADDRESS: ___________________________________
              ___________________________________

     IDENTIFICATION NO. OF TAXPAYER:  _______________

     IDENTIFICATION NO. OF SPOUSE:  _______________

     TAXABLE YEAR:  __________

2. The property with respect to which the election is made is described as follows:

     ______________ shares of the Common Stock $.001 par value, of Ramp Networks, Inc., a California corporation (the "Company").
                                               -------

3.   The date on which the property was transferred is:  _______________

4.   The property is subject to the following restrictions:

     Repurchase option at cost in favor of the Company upon termination of taxpayer's service as an employee or consultant of the Company.

5. The fair market value per share at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $____________

6.   The amount (if any) paid per share for such property: $____________

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked
--------------------------------------------------------------------------
except with the consent of the Commissioner.
-------------------------------------------

Dated: ____________        _____________________________
                           [Name of Purchaser]

Dated: ____________        _____________________________
                           Spouse of [Name of Purchaser]

                              RAMP NETWORKS, INC

                      RESTRICTED STOCK PURCHASE AGREEMENT
                      -----------------------------------

                           1999 STOCK INCENTIVE PLAN
                           -------------------------

     This Restricted Stock Purchase Agreement (the " Agreement ") is made as of
                                                    ---------
__________________, 19__, by and between Ramp Networks, Inc., a Delaware corporation (the "Company"), and __________________ ("Purchaser") pursuant
                  -------                             ---------
 to the Company" "s 1999 Stock Incentive Plan.

     1.   Sale of Stock.  Subject to the terms and conditions of this Agreement,
          -------------
on the Purchase Date (as defined below) the Company will issue and sell to Purchaser, and Purchaser agrees to purchase from the Company, _______________ shares of the Company's Common Stock (the "Shares") at a purchase price of
                                           ------
$_____ per Share for a total purchase price of $_________________. The term "Shares" refers to the purchased Shares and all securities received in replacement of or in connection with the Shares pursuant to stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Purchaser is entitled by reason of Purchaser" "s ownership of the Shares.

     2.   Purchase.  The purchase and sale of the Shares under this Agreement
          --------
shall occur at the principal office of the Company, in accordance with Section 11 of the Plan, simultaneously with the execution of this Agreement by the parties or on such other date as the Company and Purchaser shall agree (the "Purchase Date"). On the Purchase Date, the Company will deliver to Purchaser a
--------------
certificate representing the Shares to be purchased by Purchaser (which shall be issued in Purchaser" "s name) against payment of the purchase price therefor by Purchaser by check made payable to the Company.

     3.   Limitations on Transfer.  In addition to any other limitation on
          -----------------------
transfer created by applicable securities laws, Purchaser shall not assign, encumber or dispose of any interest in the Shares while the Shares are subject to the Company" "s Repurchase Option (as defined below). After any Shares have been released from the Repurchase Option, Purchaser shall not assign, encumber or dispose of any interest in such Shares except in compliance with the provisions below and applicable securities laws.

          (a)   Repurchase Option.
                -----------------

                (i) In the event of the voluntary or involuntary termination of Purchaser" "s Continuous Service for any reason (including death or disability), with or without cause, the Company shall upon the date of such termination (the "Termination Date") have an irrevocable, exclusive option (the "Repurchase
 ----------------                                               ----------
Option") for a period of 60 days from such date to repurchase all or any portion
------
of the Shares held by Purchaser as of the Termination Date which have not yet been released from the Company" "s Repurchase Option at the original purchase price per Share specified in Section 1 (adjusted for any stock splits, stock dividends and the like).

             (ii) The Repurchase Option shall be exercised by the Company by written notice to Purchaser or Purchaser" "s executor and, at the Company" "s option, (A) by delivery to Purchaser or Purchaser" "s executor with such notice of a check in the amount of the purchase price for the Shares being purchased, or (B) in the event Purchaser is indebted to the Company, by cancellation by the Company of an amount of such indebtedness equal to the purchase price for the Shares being repurchased, or (C) by a combination of (A) and (B) so that the combined payment and cancellation of indebtedness equals such purchase price. Upon delivery of such notice and payment of the purchase price in any of the ways described above, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the number of Shares being repurchased by the Company, without further action by Purchaser.

             (iii) _______ percent (___%) of the Shares shall initially be subject to the Repurchase Option. The Shares shall be released from the Repurchase Option in accordance with the following Vesting Schedule: [Example:
(provided in each case that Purchaser's Continuous Service has not been terminated prior to the date of any such release): __ of the total number of Shares shall be released from the Repurchase Option on the __-month anniversary of the Vesting Commencement Date (as set forth on the signature page of this Agreement), and an additional __ of the total number of Shares shall be released from the Repurchase Option each month thereafter on the Monthly Vesting Date (as set forth on the signature page of this Agreement), until all Shares are released from the Repurchase Option.] Fractional shares shall be rounded to the nearest whole share.

          (b) Restrictions Binding on Transferees.  All transferees of Shares or
              -----------------------------------
any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement, including insofar as applicable the Company's Repurchase Option. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are satisfied.

          (c) Termination of Rights.  Upon the expiration or exercise of the
              ---------------------
Repurchase Option, a new certificate or certificates representing the Shares not repurchased shall be issued, on request, without the legend referred to in
Section 5(a) below and delivered to Purchaser.

     4.   Escrow of Unvested Shares.  For purposes of facilitating the
          -------------------------
enforcement of the provisions of Section 3 above, Purchaser agrees, immediately upon receipt of the certificate(s) for the Shares subject to the Repurchase Option, to deliver such certificate(s), together with an Assignment Separate from Certificate in the form attached to this Agreement as Exhibit A executed by
                                                           ---------
Purchaser and by Purchaser's spouse (if required for transfer), in blank, to the Secretary of the Company, or the Secretary" "s designee, to hold such certificate(s) and Assignment Separate from Certificate in escrow and to take all such actions and to effectuate all such transfers and/or releases as are in accordance with the terms of this Agreement. Purchaser hereby acknowledges that the Secretary of the Company, or the Secretary" "s designee, is so appointed as the escrow holder with the foregoing authorities as a material inducement to make this Agreement and that said appointment is coupled with an interest and is accordingly irrevocable. Purchaser agrees that said escrow holder shall not be liable to any party hereof (or to any other party). The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Purchaser agrees that if the Secretary of the Company, or the Secretary" "s designee, resigns as escrow holder for any or no reason, the Board of Directors of the Company shall have the power to appoint a successor to serve as escrow holder pursuant to the terms of this Agreement.

     5.   Restrictive Legends and Stop-Transfer Orders.
          --------------------------------------------

          (a) Legends.  The certificate or certificates representing the Shares
              -------
shall bear the following legend (as well as any legends required by applicable state and federal corporate and securities laws):

          THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

          (b) Stop-Transfer Notices.  Purchaser agrees that, in order to ensure
              ---------------------
compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          (c) Refusal to Transfer.  The Company shall not be required (i) to
              -------------------
transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

     6.   No Employment Rights.  Nothing in this Agreement shall affect in any
          --------------------
manner whatsoever the right or power of the Company, or a parent or subsidiary of the Company, to terminate Purchaser's employment or consulting relationship, for any reason, with or without cause.

     7.   Section 83(b) Election.  Purchaser understands that Section 83(a) of
          ----------------------
the Internal Revenue Code of 1986, as amended (the Code), taxes as ordinary
                                                   ----
income the difference between the amount paid for the Shares and the fair market value of the Shares as of the date any restrictions on the Shares lapse. In this context, restriction means the right of the Company to buy back the
              -----------
Shares pursuant to the Repurchase Option set forth in Section 3(a) of this Agreement. Purchaser understands that Purchaser may elect to be taxed at the time the Shares are purchased, rather than when and as the Repurchase Option expires, by filing an election under Section 83(b) (an "83(b) Election") of the
                                                        --------------
Code with the Internal Revenue Service within 30 days from the date of purchase.
                                              -------
Even if the fair market value of the Shares at the time of the execution of this Agreement equals the amount paid for the Shares, the election must be made to avoid income under Section 83(a) in the future. Purchaser understands that failure to file such an election in a timely manner may result in adverse tax consequences for Purchaser. Purchaser further understands that an additional copy of such election form should be filed with his or her federal income tax return for the calendar year in which the date of this Agreement falls. Purchaser acknowledges that the foregoing is only a summary of the effect of United States federal income taxation with respect to purchase of the Shares hereunder, and does not purport to be complete. Purchaser further acknowledges that the Company has directed Purchaser to seek independent advice regarding the applicable provisions of the Code, the income tax laws of any municipality, state or foreign country in which Purchaser may reside, the tax consequences of Purchaser" "s death and the decision as to whether or not to file an 83(b) Election in connection with the acquisition of the Shares.

     Purchaser agrees that he will execute and deliver to the Company with this executed Agreement a copy of the Acknowledgment and Statement of Decision Regarding Section 83(b) Election (the "Acknowledgment"), attached hereto as
                                        --------------
Exhibit B.  Purchaser further agrees that Purchaser will execute and submit with
---------
the Acknowledgment a copy of the 83(b) Election, attached hereto as Exhibit C,
                                                                    ---------
if Purchaser has indicated in the Acknowledgment his or her decision to make such an election.

     8.   Miscellaneous.
          -------------

          (a)  Governing Law.  This Agreement and all acts and transactions
               -------------
pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

          (b)  Entire Agreement; Enforcement of Rights.  This Agreement sets
               ---------------------------------------
forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

          (c)  Severability.  If one or more provisions of this Agreement are
               ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms.

          (d)  Construction.  This Agreement is the result of negotiations
               ------------
between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

          (e)  Notices. Any notice required or permitted by this Agreement shall
               -------
be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address or fax number as set forth below or as subsequently modified by written notice.

          (f)  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

          (g)  Successors and Assigns. The rights and benefits of this Agreement
               ----------------------
shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.



                            [Signature Page Follows]

     The parties have executed this Agreement as of the date first set forth above.

                              RAMP NETWORKS, INC.

                              By: __________________________________

                              Title:________________________________

                              Address:______________________________

                              ______________________________________
                              ______________________________________


     PURCHASER ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO
SECTION 3 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE OR CONSULTANT AT THE WILL OF THE COMPANY. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT SHALL CONFER UPON PURCHASER ANY RIGHT WITH RESPECT TO CONTINUATION OF SUCH EMPLOYMENT OR CONSULTING RELATIONSHIP WITH THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH PURCHASER" "S RIGHT OR THE COMPANY" "S RIGHT TO TERMINATE PURCHASER" "S EMPLOYMENT OR CONSULTING RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE.

                              PURCHASER:

                              [PURCHASER NAME]


                              ______________________________________
                              (Signature)

                              Address:

                              ______________________________________
                              ______________________________________


Vesting Commencement

Date: ____________________

I, ________________________________, spouse of [Purchaser], have read and hereby approve the foregoing Agreement. In consideration of the Company's granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be irrevocably bound by the Agreement and further agree that any community property or similar interest that I may have in the Shares shall be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.


                              _______________________________
                              Spouse of [Purchaser]

                                   EXHIBIT C
                                   ---------

                                   EXHIBIT A
                                   ---------
                      ASSIGNMENT SEPARATE FROM CERTIFICATE
                      ------------------------------------

     FOR VALUE RECEIVED and pursuant to that certain Common Stock Purchase Agreement between the undersigned ("Purchaser") and Ramp Networks, Inc. (the
                                    ---------
"Company") dated _______________ (the "Agreement"), Purchaser hereby sells,
 --------                              ---------
assigns and transfers unto the Company _________________________________ (________) shares of the Common Stock of the Company standing in Purchaser's name on the Company's books and represented by Certificate No. _____, and does hereby irrevocably constitute and appoint ______________________ to transfer said stock on the books of the Company with full power of substitution in the premises. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND THE EXHIBITS THERETO.

Dated: ______________________

                              Signature:




                              ____________________________________
                              [Purchaser]


                              ____________________________________
                              Spouse of [Purchaser] (if applicable)

Instruction: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its repurchase option set forth in the Agreement without requiring additional signatures on the part of Purchaser.

                                    RECEIPT
                                    -------
     Ramp Networks, Inc. hereby acknowledges receipt of a check in the amount of $__________ given by [Purchaser] as consideration for Certificate No. ___________ for ____________ shares of Common Stock of Ramp Networks, Inc.



Dated:  ________________

                              Ramp Networks, Inc.

                              By: ___________________________

                              Title:_________________________

                              RECEIPT AND CONSENT
                              -------------------

     The undersigned hereby acknowledges receipt of a photocopy of Certificate No. ______ for _____________ shares of Common Stock of Ramp Networks, Inc. (the "Company").
 -------

     The undersigned further acknowledges that the Secretary of the Company, or his or her designee, is acting as escrow holder pursuant to the Restricted Stock Purchase Agreement Purchaser has previously entered into with the Company. As escrow holder, the Secretary of the Company, or his or her designee, holds the original of the aforementioned certificate issued in the undersigned's name.

Dated:  _________________________


                                 _________________________
                                 [Purchaser]

                                   EXHIBIT B
                                   ---------

                   ACKNOWLEDGMENT AND STATEMENT OF DECISION
                    -----------------------------------------
                       REGARDING SECTION 83(b) ELECTION
                       --------------------------------

     The undersigned has entered a stock purchase agreement with Ramp Networks, Inc., a Delaware corporation (the "Company"), pursuant to which the undersigned
                                   -------
is purchasing ______________ shares of Common Stock of the Company (the

"Shares").  In connection with the purchase of the Shares, the undersigned
 ------
hereby represents as follows:

     1. The undersigned has carefully reviewed the stock purchase agreement pursuant to which the undersigned is purchasing the Shares.

     2.   The undersigned either [check and complete as applicable]:

     (a) ____ has consulted, and has been fully advised by, the undersigned's own tax advisor, __________________________, whose business address is _____________________________, regarding the federal, state and local tax consequences of purchasing the Shares, and particularly regarding the advisability of making elections pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code") and pursuant to
                                                          ----
          the corresponding provisions, if any, of applicable state law; or


     (b)  ____ has knowingly chosen not to consult such a tax advisor.

     3. The undersigned hereby states that the undersigned has decided [check as applicable]:

     (a) ____ to make an election pursuant to Section 83(b) of the Code, and is submitting to the Company, together with the undersigned's executed Common Stock Purchase Agreement, an executed form entitled "Election Under Section 83(b) of the Internal Revenue Code of 1986"; or

     (b)  ____ not to make an election pursuant to Section 83(b) of the Code.

     4. Neither the Company nor any subsidiary or representative of the Company has made any warranty or representation to the undersigned with respect to the tax consequences of the undersigned" "s purchase of the Shares or of the making or failure to make an election pursuant to Section 83(b) of the Code or the corresponding provisions, if any, of applicable state law.


Date: ____________________          ______________________
                                    [Purchaser]


Date:____________________           ______________________
                                    Spouse of [Purchaser]

                          ELECTION UNDER SECTION 83(b)
                          ----------------------------
                      OF THE INTERNAL REVENUE CODE OF 1986
                      ------------------------------------

     The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in taxpayer" "s gross income for the current taxable year, the amount of any compensation taxable to taxpayer in connection with taxpayer's receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

     NAME OF TAXPAYER:  [Purchaser]

     NAME OF SPOUSE:

     ADDRESS: ____________________

              ____________________

     IDENTIFICATION NO. OF TAXPAYER:

     IDENTIFICATION NO. OF SPOUSE:

     TAXABLE YEAR:

2. The property with respect to which the election is made is described as follows:

     ______________ shares of the Common Stock $_______ par value, of Ramp Networks, Inc., a Delaware corporation (the "Company").

3.   The date on which the property was transferred is:  __________________

4.   The property is subject to the following restrictions:

     Repurchase option at cost in favor of the Company upon termination of taxpayer's employment or consulting relationship.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $_____________.

6.   The amount (if any) paid for such property:  $______________

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.


The undersigned understands that the foregoing election may not be revoked
--------------------------------------------------------------------------
except with the consent of the Commissioner.
-------------------------------------------


Dated: ______________________       __________________________________
                                    Taxpayer

Dated: ______________________       __________________________________
                                    Spouse of Taxpayer